Asset retirement obligations	12 Months Ended
Dec. 31, 2025
Disclosure of Asset Retirement Obligations [abstract]
Asset retirement obligations
17. Asset retirement obligations

	Turkiye	Canada	Greece	Total

At January 1, 2025	$85,274	$11,807	$35,915	$132,996
Accretion during the year	3,906	316	1,693	5,915
Revisions to estimate	(778)	3,729	7,446	10,397
Settlements	(2,672)	—	(3,679)	(6,351)
At December 31, 2025	$85,730	$15,852	$41,375	$142,957
Less: Current liability portion	(1,900)	(1,759)	(4,227)	(7,886)
Non-current liability portion	$83,830	$14,093	$37,148	$135,071

Estimated undiscounted amount	$138,300	$27,951	$95,596	$261,847

	Turkiye	Canada	Greece	Total

At January 1, 2024	$76,357	$15,308	$37,444	$129,109
Accretion during the year	2,963	355	1,551	4,869
Revisions to estimate	6,589	(3,856)	(27)	2,706
Settlements	(635)	—	(3,053)	(3,688)
At December 31, 2024	$85,274	$11,807	$35,915	$132,996
Less: Current liability portion	—	—	(5,071)	(5,071)
Non-current liability portion	$85,274	$11,807	$30,844	$127,925

Estimated undiscounted amount	$157,040	$27,740	$67,837	$252,617

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of cash flows in respect of each provision is based on the estimated life of the related mining operation.
The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Turkiye	Canada	Greece
	%	%	%
At December 31, 2025
Inflation rate	2.6 to 3.3	2.6	2.6 to 3.2
Discount rate	4.2	4.8	3.6 to 4.8

At December 31, 2024
Inflation rate	2.6 to 2.9	2.5	2.5 to 4.2
Discount rate	4.6	4.9	4.4 to 4.9
17. Asset retirement obligations (continued)
The discount rate is a risk-free rate based on U.S. Treasury bond rates with maturities commensurate with mining operations and projects under development. U.S. Treasury bond rates have been used for all of the mining operations and projects under development as the liabilities are denominated in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on estimated U.S. inflation rates.
In relation to the asset retirement obligations in Greece and Canada, the Company has the following:
(a)A €55.0 million ($64.6 million) Letter of Guarantee to the Ministry of Environment and Energy and Climate Change ("MEECC") as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Olympias, Stratoni and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. The Letter of Guarantee was amended with an expiry date of May 27, 2038, and has an annual fee of 1.92%.
(b)A €8.3 million ($9.7 million) Letter of Guarantee to the MEECC for the due and proper performance of the Kokkinolakkas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Olympias, Stratoni and Skouries). The Letter of Guarantee was amended with an expiry date of May 27, 2038, and has an annual fee of 1.97%.
(c)Restricted cash of $1.8 million (2024 – $1.7 million) relates to an environmental guarantee deposit posted as security for rehabilitation works primarily in relation to Lamaque.